EXHIBIT 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 22, 2008 (this “Amendment”), is among Perrigo Company (the “U.S. Borrower”), the Foreign Subsidiary Borrowers party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Bank Leumi USA, as Syndication Agent, and Bank of America, N.A., LaSalle Bank Midwest National Association and National City Bank of the Midwest, as Documentation Agents.
RECITAL
     The Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agents are parties to a Credit Agreement dated as of March 16, 2005, as amended (the “Credit Agreement”). The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.
TERMS
     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:
1. ARTICLE 1.
AMENDMENTS.
     The Credit Agreement is amended as follows:
     1.1 The following new definition is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
     “Term Loan Agreement” means the Term Loan Agreement dated as of April 22, 2008 among the U.S. Borrower, the Lenders party thereto and JPMorgan, as administrative agent, as it may from time to time be amended or otherwise modified, and any successor to or replacement of such agreement or the credit facilities evidenced thereby, as each such successor or replacement may from time to time be amended or otherwise modified, in each case, to the extent not prohibited hereby.
     1.2 Section 5.09 of the Credit Agreement is amended by deleting reference therein to “$10,000,000” and substituting “$20,000,000” in place thereof.
     1.3 Section 6.01(f) of the Credit Agreement and the final paragraph of Section 6.01 of the Credit Agreement are restated as follows:
     (f) Indebtedness under the Term Loan Agreement, provided that the aggregate principal amount outstanding thereunder (including all loans, letters of credit and other advances thereunder) shall not exceed $200,000,000; and
     (g) Indebtedness not otherwise permitted by this Section 6.01 not in excess of twenty percent (20%) of Consolidated Total Assets in the aggregate at any time outstanding.

Notwithstanding the foregoing, the aggregate amount of all Indebtedness of all Material Non-Guarantor Subsidiaries, other than Indebtedness permitted under Section 6.01(a), (b), (d) or (e) above, shall not exceed of five percent (5%) of Consolidated Total Assets in the aggregate at any time outstanding.
     1.4 Section 6.02(g) of the Credit Agreement is restated as follows:
     (g) Liens on the Collateral securing, on a pro rata basis, the Secured Obligations hereunder, the “Secured Obligations” as defined in the Term Loan Agreement (subject to the limitation described in Section 6.01(f)) and other Indebtedness permitted under Section 6.01(g) and related obligations, subject to the terms of the Collateral Documents and related agreements governing the pro rata sharing of the Collateral and other rights and terms with respect to the Collateral (and the Administrative Agent is authorized by the Lenders to execute such Collateral Documents and related agreements on behalf of such Lenders (including without limitation such amendments and supplements thereto) to implement such Liens and pro rata sharing of the Collateral and other rights and terms as determined by the Administrative Agent).
     1.5 The following two new Sections 6.04(g) and (h) are substituted for existing Section 6.04(g) of the Credit Agreement:
          (g) Guarantees of or constituting Indebtedness permitted by Section 6.01(a), (b) (to the extent in existence on the date hereof), (f) and (g); and
          (h) Guarantees, investments, loans or advances not otherwise permitted by this Section 6.04 not in excess of fifteen percent (15%) of Consolidated Total Assets in the aggregate; provided that the aggregate outstanding amount (exclusive of investments, loans or advances to Subsidiaries under Section 6.04(d)(ii)) of such Guarantees of, and investments, loans or advances to, Subsidiaries that are not Guarantors shall not exceed seven and one-half percent (7.5%) of Consolidated Total Assets in the aggregate.
2. ARTICLE 2.
REPRESENTATIONS.
     Each Borrower represents and warrants to the Lenders and Administrative Agent that:
     2.1 The execution, delivery and performance of this Amendment are within its powers and have been duly authorized by it. This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms thereof.
     2.2 After giving effect to the amendments and waiver herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Default or Event of Default exists or has occurred and is continuing on the date hereof.

3. ARTICLE 3.
CONDITIONS PRECEDENT.
     This Amendment shall be effective as of the date hereof when it shall be executed by the Borrowers, the Required Lenders, the Administrative Agent and the Syndication Agent and the Consent and Agreement attached hereto is signed by the Guarantors.
4. ARTICLE 4.
MISCELLANEOUS.
     4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.
     4.2 Except as expressly amended hereby, each Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
     4.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by telecopy or electronic mail message shall be enforceable as originals.
[Signatures on the following pages]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PERRIGO COMPANY
By	/s/ Judy Brown
	Name:	Judy Brown
Title:

PERRIGO ISRAEL PHARMACEUTICALS LTD. (f/k/a AGIS INDUSTRIES (1983) LTD.)
By	/s/ Judy Brown
	Name:	Judy Brown
	Title:	EVP & CFO

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent
By	/s/ Thomas A. Gamm
	Name:	Thomas A. Gamm
	Title:	Senior Vice President

BANK LEUMI USA, as a Lender and as Syndication Agent

By

Name:
Title:

BANK OF AMERICA, N.A., as a Lender and as Documentation Agent

By	/s/ Zubin R. Shroff

Name: Zubin R. Shroff
Title: Vice President

LASALLE BANK MIDWEST NATIONAL ASSOCIATION, formerly known as Standard Federal Bank N.A., as a Lender and as Documentation Agent

By	/s/ Zubin R. Shroff

Name: Zubin R. Shroff
Title: Vice President

NATIONAL CITY BANK FORMERLY KNOWN AS NATIONAL CITY BAN OF THE MIDWEST, as a Lender and as Documentation Agent

By	/s/ Sean P. Welsh

Name: Sean P. Welsh
Title: Regional President

FIFTH THIRD BANK

By	/s/ Brian Jelinski

Name: Brian Jelinski
Title: AVP

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By	/s/ Jennifer Lyons

Name: Jennifer Lyons
Title: Authorised Signatory

By	/s/ Elaine Crowley

Name: Elaine Crowley
Title: Authorised Signatory

COMERICA BANK

By

Name:
Title:

THE NORTHERN TRUST COMPANY

By	/s/ Rebecca H. Pasquesi

Name: Rebecca H. Pasquesi
Title: Vice President

CONSENT AND AGREEMENT
     As of the date and year first above written, each of the undersigned hereby: (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and (c) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

L. PERRIGO COMPANY

By	/s/ Judy L. Brown

Name: Judy L. Brown
Title: Executive Vice President

PERRIGO COMPANY OF SOUTH CAROLINA, INC.

By	/s/ Judy L. Brown

Name: Judy L. Brown
Title: Executive Vice President

PERRIGO PHARMACEUTICALS COMPANY

By	/s/ Judy L. Brown

Name: Judy L. Brown
Title: Executive Vice President

PERRIGO INTERNATIONAL, INC.

By	/s/ Judy L Brown

Name: Judy L. Brown
Title: Executive Vice President

PERRIGO INTERNATIONAL HOLDINGS, INC.

By	/s/ Judy L. Brown

Name: Judy L. Brown
Title: Executive Vice President

14